Fourth Quarter 2017

Statistical Supplement

unum GROUP®

Unum Group
Statistical Supplement Fourth Quarter 2017

 TABLE OF CONTENTS
(in millions of dollars, except share data and where noted)
Interim Results are Unaudited

Page
Financial Highlights	1
Capital Metrics	2
Ratings	3
Consolidated Statements of Income	4
Sales Data by Segment	5
Consolidated Balance Sheets	6
Financial Results by Segment	7
Quarterly Historical Financial Results by Segment	8
Financial Results and Selected Statistics by Segment
Unum US	9
Unum UK	10
Colonial Life	11
Closed Block	12
Corporate	13
Reserves	14
Investments	15
Appendix to Statistical Supplement	16

Effective December 31, 2017, to more clearly differentiate between the GAAP and non-GAAP financial measures, we changed the naming convention for our non-GAAP financial measures from “operating” measures to “adjusted operating” measures, which includes a change from "operating revenue" to "adjusted operating revenue", "after-tax operating income" to "after-tax adjusted operating income", and "operating return on equity" to "adjusted operating return on equity". The definition of these labels remains unchanged.

See "Appendix to Statistical Supplement" on page 16 for a summary of significant items and page 16.1 for a reconciliation of our non-GAAP financial measures.

N.M. = not a meaningful percentage

Unum Group Financial Highlights

	Three Months Ended		Year Ended
	12/31/2017	12/31/2016	12/31/2017	12/31/2016	12/31/2015
Consolidated U.S. GAAP Results¹

Premium Income	$2,158.4	$2,099.2	$8,597.1	$8,357.7	$8,082.4

Adjusted Operating Revenue	$2,827.8	$2,768.1	$11,246.5	$11,022.3	$10,775.1
Net Realized Investment Gain (Loss)	11.4	28.4	40.3	24.2	(43.8)

Revenue	$2,839.2	$2,796.5	$11,286.8	$11,046.5	$10,731.3

Net Income	$266.9	$248.0	$994.2	$931.4	$867.1
Net Income Per Common Share:
Basic	$1.19	$1.07	$4.39	$3.96	$3.51
Assuming Dilution	$1.19	$1.07	$4.37	$3.95	$3.50

Assets			$64,013.1	$61,941.5	$60,563.6
Stockholders' Equity			$9,574.9	$8,968.0	$8,663.9

Adjusted Operating Return on Equity[2]
Unum US	16.8%	15.4%	15.9%	15.0%	13.3%
Unum UK	15.5%	15.1%	15.2%	18.6%	18.0%
Colonial Life	15.4%	17.1%	16.2%	17.4%	16.6%
Core Operating Segments	16.3%	15.7%	15.9%	15.9%	14.5%
Consolidated	11.7%	11.2%	11.6%	11.2%	11.2%

Traditional U.S. Life Insurance Companies' Statutory Results[3]
Net Gain from Operations, After Tax	$219.9	$260.6	$812.4	$884.6	$689.2
Net Realized Investment Loss, After Tax	(7.5)	(8.1)	(5.0)	(29.5)	(35.5)

Net Income	$212.4	$252.5	$807.4	$855.1	$653.7

Capital and Surplus			$3,448.3	$3,626.9	$3,470.3

Weighted Average Risk-based Capital Ratio			~390%	~ 400%	~ 400%
1 Generally Accepted Accounting Principles
2 We previously excluded the amortization of prior period actuarial gains or losses, a component of the net periodic benefit cost for our pension and other postretirement benefit plans. Effective January 1, 2017, the amortization of prior period actuarial gains or losses is now reported in our Corporate segment.  Amounts for periods prior to January 1, 2017 have been adjusted to conform to current year reporting. See page 13.
3 Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America, The Paul Revere Life Insurance Company, Colonial Life & Accident Insurance Company, Provident Life and Casualty Insurance Company, First Unum Life Insurance Company, Unum Insurance Company, and Starmount Life Insurance Company.

Unum Group Capital Metrics

	12/31/2017		12/31/2016		12/31/2015
	(in millions)	per share	(in millions)	per share	(in millions)	per share
Total Stockholders' Equity (Book Value)	$9,574.9	$43.02	$8,968.0	$39.02	$8,663.9	$35.96
Excluding:
Net Unrealized Gain on Securities	607.8	2.73	440.6	1.92	204.3	0.84
Net Gain on Cash Flow Hedges	282.3	1.27	327.5	1.42	378.0	1.57
Subtotal	8,684.8	39.02	8,199.9	35.68	8,081.6	33.55
Excluding:
Foreign Currency Translation Adjustment	(254.5)	(1.15)	(354.0)	(1.54)	(173.6)	(0.72)
Subtotal	8,939.3	40.17	8,553.9	37.22	8,255.2	34.27
Excluding:
Unrecognized Pension and Postretirement Benefit Costs	(508.1)	(2.28)	(465.1)	(2.02)	(392.6)	(1.63)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Income (Loss)	$9,447.4	$42.45	$9,019.0	$39.24	$8,647.8	$35.90

Dividends Paid	$196.0	$0.86	$182.6	$0.77	$174.2	$0.70

	Three Months Ended		Year Ended
	12/31/2017	12/31/2016	12/31/2017	12/31/2016	12/31/2015
Shares Repurchased (millions)	1.9	2.5	8.2	11.9	12.3
Cost of Shares Repurchased (millions)(1)	$100.1	$103.0	$400.4	$403.3	$426.7
Price (UNM closing price on last trading day of period)			$54.89	$43.93	$33.29

Leverage Ratio			26.1%	27.2%	25.5%

Holding Company Cash and Marketable Securities			$864	$594	$475

(1) Includes commissions of $0.3 million, $0.2 million, and $0.3 million for the years ended December 31, 2017, 2016, and 2015, respectively, $0.1 million for the three months ended December 31, 2017, and a de minimis amount for the three months ended December 31, 2016.

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Outlook	Stable	Stable	Stable	Stable

Issuer Credit Ratings	bbb	BBB	Baa2	BBB

Financial Strength Ratings
Provident Life and Accident Insurance Company	A	A	A2	A
Unum Life Insurance Company of America	A	A	A2	A
Colonial Life & Accident Insurance Company	A	A	A2	A
The Paul Revere Life Insurance Company	A	A	A2	A
Starmount Life Insurance Company	A-	NR	NR	NR
Unum Insurance Company	A-	A	A2	NR
Unum Limited	NR	NR	NR	A-

NR = not rated

Unum Group Consolidated Statements of Income

	Three Months Ended		Year Ended
	12/31/2017	12/31/2016	12/31/2017	12/31/2016	12/31/2015
Revenue
Premium Income	$2,158.4	$2,099.2	$8,597.1	$8,357.7	$8,082.4
Net Investment Income	619.8	617.9	2,451.7	2,459.0	2,481.2
Net Realized Investment Gain (Loss)	11.4	28.4	40.3	24.2	(43.8)
Other Income	49.6	51.0	197.7	205.6	211.5
Total Revenue	2,839.2	2,796.5	11,286.8	11,046.5	10,731.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,789.1	1,735.9	7,055.7	6,941.8	6,782.8
Commissions	266.9	255.0	1,060.8	1,026.7	996.3
Interest and Debt Expense - Non-recourse Debt	1.6	1.8	6.7	6.9	6.6
Interest and Debt Expense - All Other Debt	38.5	38.0	153.2	159.1	146.2
Deferral of Acquisition Costs	(157.9)	(145.4)	(628.0)	(592.4)	(569.7)
Amortization of Deferred Acquisition Costs	123.6	115.8	527.1	493.0	482.3
Other Expenses	432.1	424.2	1,707.3	1,663.7	1,648.5
Total Benefits and Expenses	2,493.9	2,425.3	9,882.8	9,698.8	9,493.0

Income Before Income Tax	345.3	371.2	1,404.0	1,347.7	1,238.3
Income Tax	78.4	123.2	409.8	416.3	371.2

Net Income	$266.9	$248.0	$994.2	$931.4	$867.1

Weighted Average Shares Outstanding
Basic	223.9	231.5	226.5	235.4	247.0
Assuming Dilution	224.8	232.4	227.3	236.0	247.9

Actual Number of Shares Outstanding			222.5	229.8	240.9

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Year Ended
	12/31/2017	12/31/2016	% Change	12/31/2017	12/31/2016	12/31/2015
Sales by Product
Group Disability and Group Life and AD&D
Group Long-term Disability	$126.2	$107.7	17.2%	$240.8	$217.8	$239.7
Group Short-term Disability	97.5	61.8	57.8	162.5	114.6	119.7
Group Life and AD&D	178.7	142.9	25.1	310.5	270.1	250.1
Subtotal	402.4	312.4	28.8	713.8	602.5	609.5
Supplemental and Voluntary
Individual Disability	17.7	17.4	1.7	67.9	65.1	67.5
Voluntary Benefits	50.8	45.4	11.9	292.5	261.7	262.6
Dental and Vision	24.8	10.0	148.0	54.8	14.5	—
Subtotal	93.3	72.8	28.2	415.2	341.3	330.1
Total Sales	$495.7	$385.2	28.7	$1,129.0	$943.8	$939.6

Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 employees)	$204.8	$181.7	12.7%	$416.9	$378.1	$405.4
Large Case Market	197.6	130.7	51.2	296.9	224.4	204.1
Subtotal	402.4	312.4	28.8	713.8	602.5	609.5
Supplemental and Voluntary	93.3	72.8	28.2	415.2	341.3	330.1
Total Sales	$495.7	$385.2	28.7	$1,129.0	$943.8	$939.6

Unum Group Sales Data for Unum UK Segment

	Three Months Ended			Year Ended
(in millions of dollars)	12/31/2017	12/31/2016	% Change	12/31/2017	12/31/2016	12/31/2015
Sales by Product
Group Long-term Disability	$15.6	$13.8	13.0%	$47.1	$50.2	$53.4
Group Life	6.7	7.6	(11.8)	24.4	23.8	25.7
Supplemental	2.2	2.3	(4.3)	14.4	10.5	5.0
Total Sales	$24.5	$23.7	3.4	$85.9	$84.5	$84.1

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 employees)	$8.8	$11.4	(22.8)%	$30.4	$42.0	$44.3
Large Case Market	13.5	10.0	35.0	41.1	32.0	34.8
Subtotal	22.3	21.4	4.2	71.5	74.0	79.1
Supplemental	2.2	2.3	(4.3)	14.4	10.5	5.0
Total Sales	$24.5	$23.7	3.4	$85.9	$84.5	$84.1

(in millions of pounds)
Sales by Product
Group Long-term Disability	£11.7	£11.1	5.4%	£36.6	£37.2	£35.0
Group Life	5.0	6.1	(18.0)	18.9	17.8	16.8
Supplemental	1.7	1.9	(10.5)	11.3	7.7	3.3
Total Sales	£18.4	£19.1	(3.7)	£66.8	£62.7	£55.1

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 employees)	£6.6	£9.1	(27.5)%	£23.6	£31.2	£29.0
Large Case Market	10.1	8.1	24.7	31.9	23.8	22.8
Subtotal	16.7	17.2	(2.9)	55.5	55.0	51.8
Supplemental	1.7	1.9	(10.5)	11.3	7.7	3.3
Total Sales	£18.4	£19.1	(3.7)	£66.8	£62.7	£55.1

5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Year Ended
	12/31/2017	12/31/2016	% Change	12/31/2017	12/31/2016	12/31/2015
Sales by Product
Accident, Sickness, and Disability	$121.6	$115.2	5.6%	$323.2	$310.6	$276.1
Life	39.3	34.4	14.2	107.7	94.0	85.6
Cancer and Critical Illness	38.9	31.4	23.9	88.8	79.0	76.8
Total Sales	$199.8	$181.0	10.4	$519.7	$483.6	$438.5

Sales by Market Sector
Commercial
Core Market (< 1,000 employees)	$120.4	$108.0	11.5%	$340.9	$309.0	$290.8
Large Case Market	36.5	26.9	35.7	63.2	59.8	54.2
Subtotal	156.9	134.9	16.3	404.1	368.8	345.0
Public Sector	42.9	46.1	(6.9)	115.6	114.8	93.5
Total Sales	$199.8	$181.0	10.4	$519.7	$483.6	$438.5

5. 2

Unum Group Consolidated Balance Sheets

	December 31
	2017	2016
Assets
Investments
Fixed Maturity Securities	$45,457.8	$44,217.3
Mortgage Loans	2,213.2	2,038.9
Policy Loans	3,571.1	3,463.2
Other Long-term Investments	646.8	631.5
Short-term Investments	1,155.1	780.0
Total Investments	53,044.0	51,130.9

Other Assets
Cash and Bank Deposits	77.4	100.4
Accounts and Premiums Receivable	1,665.7	1,610.8
Reinsurance Recoverable	4,879.2	4,858.9
Accrued Investment Income	690.1	693.3
Deferred Acquisition Costs	2,184.6	2,094.2
Goodwill	338.6	335.1
Property and Equipment	504.8	500.6
Other Assets	628.7	617.3
Total Assets	$64,013.1	$61,941.5

Liabilities
Policy and Contract Benefits	$1,605.2	$1,507.9
Reserves for Future Policy and Contract Benefits	45,601.6	44,245.9
Unearned Premiums	373.1	363.7
Other Policyholders’ Funds	1,595.0	1,623.8
Income Tax Payable	2.9	20.6
Deferred Income Tax	199.0	130.3
Short-term Debt	199.9	—
Long-term Debt - Non-recourse	196.0	255.0
Long-term Debt - All Other	2,542.4	2,744.4
Payables for Collateral on Investments	396.2	406.0
Other Liabilities	1,726.9	1,675.9
Total Liabilities	54,438.2	52,973.5

Stockholders’ Equity
Common Stock	30.5	30.4
Additional Paid-in Capital	2,303.3	2,272.8
Accumulated Other Comprehensive Income (Loss)	127.5	(51.0)
Retained Earnings	9,542.2	8,744.0
Treasury Stock	(2,428.6)	(2,028.2)
Total Stockholders’ Equity	9,574.9	8,968.0
Total Liabilities and Stockholders’ Equity	$64,013.1	$61,941.5

Unum Group Deferred Acquisition Costs by Segment

	Unum US	Unum UK	Colonial Life	Consolidated
Balances at December 31, 2014	$1,096.5	$30.4	$774.4	$1,901.3
Capitalization	307.3	9.6	252.8	569.7
Amortization	(272.3)	(11.3)	(198.7)	(482.3)
Adjustment Related to Unrealized Investment Gains and Losses	4.9	—	16.5	21.4
Foreign Currency	—	(1.6)	—	(1.6)
Balances at December 31, 2015	1,136.4	27.1	845.0	2,008.5
Capitalization	314.1	8.2	270.1	592.4
Amortization	(275.2)	(9.7)	(208.1)	(493.0)
Adjustment Related to Unrealized Investment Gains and Losses	1.2	—	(10.7)	(9.5)
Foreign Currency	—	(4.2)	—	(4.2)
Balances at December 31, 2016	1,176.5	21.4	896.3	2,094.2
Capitalization	325.5	7.0	295.5	628.0
Amortization	(293.6)	(9.1)	(224.4)	(527.1)
Adjustment Related to Unrealized Investment Gains and Losses	(3.0)	—	(9.5)	(12.5)
Foreign Currency	—	2.0	—	2.0
Balances at December 31, 2017	$1,205.4	$21.3	$957.9	$2,184.6

6. 1

Unum Group Balance Sheets by Segment - December 31, 2017

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$8,630.4	$2,315.2	$4,645.5	$15,591.1	$3,075.6	$2,939.9	$29,027.5	$2,409.9	$53,044.0
Deferred Acquisition Costs	96.7	77.7	1,031.0	1,205.4	21.3	957.9	—	—	2,184.6
Goodwill	—	—	271.1	271.1	39.8	27.7	—	—	338.6
All Other	364.2	174.6	502.7	1,041.5	291.4	258.6	6,023.7	830.7	8,445.9
Total Assets	$9,091.3	$2,567.5	$6,450.3	$18,109.1	$3,428.1	$4,184.1	$35,051.2	$3,240.6	$64,013.1

Liabilities
Reserves and Policyholder Benefits	$7,426.5	$1,742.2	$4,035.6	$13,204.3	$2,627.7	$2,478.3	$30,864.6	$—	$49,174.9
Debt	—	—	—	—	—	—	196.0	2,742.3	2,938.3
All Other	146.1	29.7	366.9	542.7	86.9	207.7	69.2	1,418.5	2,325.0
Total Liabilities	7,572.6	1,771.9	4,402.5	13,747.0	2,714.6	2,686.0	31,129.8	4,160.8	54,438.2

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,501.1	775.3	1,915.9	4,192.3	643.2	1,389.2	3,406.3	(946.2)	8,684.8
Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	17.6	20.3	131.9	169.8	70.3	108.9	515.1	26.0	890.1
Total Allocated Stockholders' Equity	1,518.7	795.6	2,047.8	4,362.1	713.5	1,498.1	3,921.4	(920.2)	9,574.9

Total Liabilities and Allocated Stockholders' Equity	$9,091.3	$2,567.5	$6,450.3	$18,109.1	$3,428.1	$4,184.1	$35,051.2	$3,240.6	$64,013.1

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with our target capital levels for regulatory and rating agency purposes. We modify this formula periodically to recognize changes in the views of capital requirements.

6. 2

Unum Group Balance Sheets by Segment - December 31, 2016

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$8,763.7	$2,327.1	$4,488.9	$15,579.7	$2,856.9	$2,787.4	$27,894.5	$2,012.4	$51,130.9
Deferred Acquisition Costs	89.8	73.4	1,013.3	1,176.5	21.4	896.3	—	—	2,094.2
Goodwill	—	—	271.1	271.1	36.3	27.7	—	—	335.1
All Other	445.4	144.0	419.9	1,009.3	186.8	211.8	5,839.8	1,133.6	8,381.3
Total Assets	$9,298.9	$2,544.5	$6,193.2	$18,036.6	$3,101.4	$3,923.2	$33,734.3	$3,146.0	$61,941.5

Liabilities
Reserves and Policyholder Benefits	$7,495.6	$1,690.4	$3,872.2	$13,058.2	$2,365.4	$2,341.7	$29,976.0	$—	$47,741.3
Debt	—	—	—	—	—	—	255.0	2,744.4	2,999.4
All Other	272.7	58.1	429.5	760.3	72.0	270.8	(105.5)	1,235.2	2,232.8
Total Liabilities	7,768.3	1,748.5	4,301.7	13,818.5	2,437.4	2,612.5	30,125.5	3,979.6	52,973.5

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,511.1	766.9	1,790.2	4,068.2	571.3	1,227.0	3,173.9	(840.5)	8,199.9
Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	19.5	29.1	101.3	149.9	92.7	83.7	434.9	6.9	768.1
Total Allocated Stockholders' Equity	1,530.6	796.0	1,891.5	4,218.1	664.0	1,310.7	3,608.8	(833.6)	8,968.0

Total Liabilities and Allocated Stockholders' Equity	$9,298.9	$2,544.5	$6,193.2	$18,036.6	$3,101.4	$3,923.2	$33,734.3	$3,146.0	$61,941.5

6. 3

Unum Group Financial Results by Segment

We measure and analyze our segment performance on the basis of "adjusted operating revenue" and "adjusted operating income" or "adjusted operating loss", which differ from total revenue and income before income tax as presented in our consolidated statements of income due to the exclusion of net realized investment gains and losses and certain other items as specified in the following pages. These performance measures are in accordance with GAAP guidance for segment reporting, but they should not be viewed as a substitute for total revenue, income before income tax, or net income. Effective December 31, 2017, we changed the naming convention of "operating revenue" to "adjusted operating revenue" and "operating income" to "adjusted operating income" or "adjusted operating loss." The definition of these labels remains unchanged.  We previously excluded the amortization of prior period actuarial gains or losses, a component of the net periodic benefit cost for our pension and other postretirement benefit plans. Effective January 1, 2017, the amortization of prior period actuarial gains or losses is now reported in our Corporate segment as a component of "benefits and expenses" and the tax thereon is reported in "income tax" in the following charts.  Amounts for periods prior to January 1, 2017 have been adjusted to conform to current year reporting.

	Three Months Ended			Year Ended
	12/31/2017	12/31/2016	% Change	12/31/2017	12/31/2016	% Change
Premium Income
Unum US	$1,364.5	$1,325.2	3.0%	$5,443.5	$5,240.9	3.9
Unum UK	133.4	121.9	9.4	513.0	529.3	(3.1)
Colonial Life	382.1	360.4	6.0	1,511.4	1,417.1	6.7
Closed Block	278.4	291.7	(4.6)	1,129.2	1,170.4	(3.5)
	2,158.4	2,099.2	2.8	8,597.1	8,357.7	2.9
Net Investment Income
Unum US	202.1	206.3	(2.0)	811.2	828.7	(2.1)
Unum UK	31.9	28.8	10.8	120.2	118.1	1.8
Colonial Life	37.1	35.8	3.6	144.9	141.5	2.4
Closed Block	341.5	343.6	(0.6)	1,354.0	1,352.2	0.1
Corporate	7.2	3.4	111.8	21.4	18.5	15.7
	619.8	617.9	0.3	2,451.7	2,459.0	(0.3)
Other Income
Unum US	27.9	27.7	0.7	113.2	113.3	(0.1)
Unum UK	0.1	—	—	0.7	0.2	N.M.
Colonial Life	0.3	0.2	50.0	1.1	1.2	(8.3)
Closed Block	19.9	20.7	(3.9)	79.8	86.0	(7.2)
Corporate	1.4	2.4	(41.7)	2.9	4.9	(40.8)
	49.6	51.0	(2.7)	197.7	205.6	(3.8)
Total Adjusted Operating Revenue
Unum US	1,594.5	1,559.2	2.3	6,367.9	6,182.9	3.0
Unum UK	165.4	150.7	9.8	633.9	647.6	(2.1)
Colonial Life	419.5	396.4	5.8	1,657.4	1,559.8	6.3
Closed Block	639.8	656.0	(2.5)	2,563.0	2,608.6	(1.7)
Corporate	8.6	5.8	48.3	24.3	23.4	3.8
	$2,827.8	$2,768.1	2.2	$11,246.5	$11,022.3	2.0

Unum Group Financial Results by Segment - Continued

	Three Months Ended			Year Ended
	12/31/2017	12/31/2016	% Change	12/31/2017	12/31/2016	% Change
Benefits and Expenses
Unum US	$1,356.9	$1,319.1	2.9%	$5,385.0	$5,268.7	2.2%
Unum UK	135.7	120.8	12.3	522.2	519.0	0.6
Colonial Life	352.8	316.5	11.5	1,344.8	1,245.6	8.0
Closed Block	606.7	621.4	(2.4)	2,439.1	2,479.1	(1.6)
Corporate	41.8	47.5	(12.0)	191.7	186.4	2.8
	2,493.9	2,425.3	2.8	9,882.8	9,698.8	1.9

Income (Loss) Before Income Tax and Net Realized Investment Gain
Unum US	237.6	240.1	(1.0)	982.9	914.2	7.5
Unum UK	29.7	29.9	(0.7)	111.7	128.6	(13.1)
Colonial Life	66.7	79.9	(16.5)	312.6	314.2	(0.5)
Closed Block	33.1	34.6	(4.3)	123.9	129.5	(4.3)
Corporate	(33.2)	(41.7)	(20.4)	(167.4)	(163.0)	2.7
	333.9	342.8	(2.6)	1,363.7	1,323.5	3.0
Income Tax	74.2	113.1	(34.4)	394.8	407.9	(3.2)

Income Before Net Realized Investment Gain	259.7	229.7	13.1	968.9	915.6	5.8

Net Realized Investment Gain (net of tax expense of $4.2; $10.1; $15.0; $8.4)	7.2	18.3	(60.7)	25.3	15.8	60.1

Net Income	$266.9	$248.0	7.6	$994.2	$931.4	6.7

7. 1

Unum Group Quarterly Historical Financial Results by Segment

	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15
Premium Income
Unum US	$1,364.5	$1,360.9	$1,357.7	$1,360.4	$1,325.2	$1,315.0	$1,299.4	$1,301.3	$1,251.6
Unum UK	133.4	131.5	126.8	121.3	121.9	127.3	140.8	139.3	150.4
Colonial Life	382.1	378.7	376.3	374.3	360.4	354.1	351.4	351.2	337.4
Closed Block	278.4	282.5	281.4	286.9	291.7	293.0	290.0	295.7	298.4
	2,158.4	2,153.6	2,142.2	2,142.9	2,099.2	2,089.4	2,081.6	2,087.5	2,037.8
Net Investment Income
Unum US	202.1	201.0	205.6	202.5	206.3	207.3	207.7	207.4	220.3
Unum UK	31.9	28.5	33.2	26.6	28.8	28.5	34.0	26.8	34.8
Colonial Life	37.1	36.0	36.7	35.1	35.8	36.1	35.6	34.0	35.6
Closed Block	341.5	337.2	340.0	335.3	343.6	334.1	341.1	333.4	340.4
Corporate	7.2	6.3	5.0	2.9	3.4	5.4	4.9	4.8	5.3
	619.8	609.0	620.5	602.4	617.9	611.4	623.3	606.4	636.4
Other Income
Unum US	27.9	26.5	30.1	28.7	27.7	28.7	27.9	29.0	28.8
Unum UK	0.1	0.6	—	—	—	—	0.2	—	—
Colonial Life	0.3	0.3	0.2	0.3	0.2	0.4	0.3	0.3	—
Closed Block	19.9	18.9	20.2	20.8	20.7	21.5	21.4	22.4	21.8
Corporate	1.4	0.4	0.7	0.4	2.4	0.9	1.3	0.3	0.3
	49.6	46.7	51.2	50.2	51.0	51.5	51.1	52.0	50.9
Total Adjusted Operating Revenue
Unum US	1,594.5	1,588.4	1,593.4	1,591.6	1,559.2	1,551.0	1,535.0	1,537.7	1,500.7
Unum UK	165.4	160.6	160.0	147.9	150.7	155.8	175.0	166.1	185.2
Colonial Life	419.5	415.0	413.2	409.7	396.4	390.6	387.3	385.5	373.0
Closed Block	639.8	638.6	641.6	643.0	656.0	648.6	652.5	651.5	660.6
Corporate	8.6	6.7	5.7	3.3	5.8	6.3	6.2	5.1	5.6
	$2,827.8	$2,809.3	$2,813.9	$2,795.5	$2,768.1	$2,752.3	$2,756.0	$2,745.9	$2,725.1

Unum Group Quarterly Historical Financial Results by Segment - Continued

	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15
Benefits and Expenses
Unum US	$1,356.9	$1,330.0	$1,345.6	$1,352.5	$1,319.1	$1,320.0	$1,307.8	$1,321.8	$1,286.5
Unum UK	135.7	134.1	131.1	121.3	120.8	127.6	138.1	132.5	148.2
Colonial Life	352.8	333.3	331.4	327.3	316.5	311.6	309.4	308.1	295.4
Closed Block	606.7	612.0	609.0	611.4	621.4	620.0	619.9	617.8	632.5
Corporate	41.8	42.9	43.3	63.7	47.5	52.0	45.9	41.0	43.2
	2,493.9	2,452.3	2,460.4	2,476.2	2,425.3	2,431.2	2,421.1	2,421.2	2,405.8

Income (Loss) Before Income Tax and Net Realized Investment Gains and Losses
Unum US	237.6	258.4	247.8	239.1	240.1	231.0	227.2	215.9	214.2
Unum UK	29.7	26.5	28.9	26.6	29.9	28.2	36.9	33.6	37.0
Colonial Life	66.7	81.7	81.8	82.4	79.9	79.0	77.9	77.4	77.6
Closed Block	33.1	26.6	32.6	31.6	34.6	28.6	32.6	33.7	28.1
Corporate	(33.2)	(36.2)	(37.6)	(60.4)	(41.7)	(45.7)	(39.7)	(35.9)	(37.6)
	333.9	357.0	353.5	319.3	342.8	321.1	334.9	324.7	319.3
Income Tax	74.2	110.9	113.1	96.6	113.1	92.4	101.9	100.5	90.7

Income Before Net Realized Investment Gain (Loss)	259.7	246.1	240.4	222.7	229.7	228.7	233.0	224.2	228.6

Net Realized Investment Gain (Loss)	11.4	9.8	8.1	11.0	28.4	11.0	5.3	(20.5)	(2.7)
Tax Expense (Benefit) on Net Realized Investment Gain (Loss)	4.2	3.6	3.4	3.8	10.1	3.7	1.5	(6.9)	(0.2)
Net Income	$266.9	$252.3	$245.1	$229.9	$248.0	$236.0	$236.8	$210.6	$226.1

Net Income Per Common Share - Assuming Dilution	$1.19	$1.12	$1.07	$1.00	$1.07	$1.01	$1.00	$0.88	$0.93

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Year Ended
	12/31/2017	12/31/2016	12/31/2017	12/31/2016	12/31/2015
Adjusted Operating Revenue
Premium Income	$1,364.5	$1,325.2	$5,443.5	$5,240.9	$4,960.0
Net Investment Income	202.1	206.3	811.2	828.7	865.3
Other Income	27.9	27.7	113.2	113.3	119.2
Total	1,594.5	1,559.2	6,367.9	6,182.9	5,944.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	933.6	911.6	3,693.4	3,624.3	3,476.7
Commissions	148.8	140.6	590.8	580.4	562.2
Deferral of Acquisition Costs	(81.5)	(74.3)	(325.5)	(314.1)	(307.3)
Amortization of Deferred Acquisition Costs	65.3	61.2	293.6	275.2	272.3
Other Expenses	290.7	280.0	1,132.7	1,102.9	1,090.6
Total	1,356.9	1,319.1	5,385.0	5,268.7	5,094.5

Income Before Income Tax and Net Realized Investment Gains and Losses	237.6	240.1	982.9	914.2	850.0
Unclaimed Death Benefits (UDB) Reserve Increase	26.6	—	26.6	—	—
Adjusted Operating Income	$264.2	$240.1	$1,009.5	$914.2	$850.0

Operating Ratios (% of Premium Income):
Benefit Ratio	68.4%	68.8%	67.8%	69.2%	70.1%
Benefit Ratio Excluding UDB Reserve Increase	66.5%		67.4%
Other Expense Ratio	21.3%	21.1%	20.8%	21.0%	22.0%
Income Ratio	17.4%	18.1%	18.1%	17.4%	17.1%
Adjusted Operating Income Ratio	19.4%		18.5%

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Year Ended
	12/31/2017	12/31/2016	12/31/2017	12/31/2016	12/31/2015
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	$442.3	$435.0	$1,749.6	$1,726.6	$1,644.7
Group Short-term Disability	162.5	156.9	639.8	626.1	607.4
Total Premium Income	604.8	591.9	2,389.4	2,352.7	2,252.1
Net Investment Income	113.2	118.8	460.5	479.5	496.5
Other Income	24.9	22.9	98.3	91.1	92.9
Total	742.9	733.6	2,948.2	2,923.3	2,841.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	461.7	459.8	1,828.5	1,863.8	1,834.0
Commissions	44.8	43.9	181.9	178.2	172.2
Deferral of Acquisition Costs	(11.1)	(11.1)	(46.9)	(46.4)	(43.2)
Amortization of Deferred Acquisition Costs	10.0	8.9	39.9	35.9	33.7
Other Expenses	150.8	142.6	587.0	572.1	572.4
Total	656.2	644.1	2,590.4	2,603.6	2,569.1

Adjusted Operating Income	$86.7	$89.5	$357.8	$319.7	$272.4

Operating Ratios (% of Premium Income):
Benefit Ratio	76.3%	77.7%	76.5%	79.2%	81.4%
Other Expense Ratio	24.9%	24.1%	24.6%	24.3%	25.4%
Adjusted Operating Income Ratio	14.3%	15.1%	15.0%	13.6%	12.1%

Persistency:
Group Long-term Disability			89.9%	91.0%	92.1%
Group Short-term Disability			86.6%	87.7%	88.1%

9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Year Ended
	12/31/2017	12/31/2016	12/31/2017	12/31/2016	12/31/2015
Adjusted Operating Revenue
Premium Income
Group Life	$365.8	$356.4	$1,467.5	$1,410.0	$1,347.4
Accidental Death & Dismemberment	37.0	35.5	147.5	140.3	131.7
Total Premium Income	402.8	391.9	1,615.0	1,550.3	1,479.1
Net Investment Income	27.2	27.9	109.9	113.4	135.1
Other Income	1.2	1.2	4.8	4.5	2.1
Total	431.2	421.0	1,729.7	1,668.2	1,616.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	305.7	280.1	1,169.8	1,112.6	1,061.6
Commissions	33.3	32.0	131.3	126.8	121.2
Deferral of Acquisition Costs	(8.6)	(8.3)	(36.2)	(35.7)	(33.3)
Amortization of Deferred Acquisition Costs	8.0	7.2	31.9	29.2	26.2
Other Expenses	54.3	53.9	217.4	213.5	215.7
Total	392.7	364.9	1,514.2	1,446.4	1,391.4

Income Before Income Tax and Net Realized Investment Gains and Losses	38.5	56.1	215.5	221.8	224.9
UDB Reserve Increase	18.5	—	18.5	—	—
Adjusted Operating Income	$57.0	$56.1	$234.0	$221.8	$224.9

Operating Ratios (% of Premium Income):
Benefit Ratio	75.9%	71.5%	72.4%	71.8%	71.8%
Benefit Ratio Excluding UDB Reserve Increase	71.3%		71.3%
Other Expense Ratio	13.5%	13.8%	13.5%	13.8%	14.6%
Income Ratio	9.6%	14.3%	13.3%	14.3%	15.2%
Adjusted Operating Income Ratio	14.2%		14.5%

Persistency:
Group Life			88.0%	90.7%	89.2%
Accidental Death & Dismemberment			87.2%	90.3%	89.8%

9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Year Ended
	12/31/2017	12/31/2016	12/31/2017	12/31/2016	12/31/2015
Adjusted Operating Revenue
Premium Income
Individual Disability	$102.1	$105.9	$420.2	$480.3	$478.9
Voluntary Benefits	210.2	194.4	849.4	796.5	749.9
Dental and Vision	44.6	41.1	169.5	61.1	—
Total Premium Income	356.9	341.4	1,439.1	1,337.9	1,228.8
Net Investment Income	61.7	59.6	240.8	235.8	233.7
Other Income	1.8	3.6	10.1	17.7	24.2
Total	420.4	404.6	1,690.0	1,591.4	1,486.7

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	166.2	171.7	695.1	647.9	581.1
Commissions	70.7	64.7	277.6	275.4	268.8
Deferral of Acquisition Costs	(61.8)	(54.9)	(242.4)	(232.0)	(230.8)
Amortization of Deferred Acquisition Costs	47.3	45.1	221.8	210.1	212.4
Other Expenses	85.6	83.5	328.3	317.3	302.5
Total	308.0	310.1	1,280.4	1,218.7	1,134.0

Income Before Income Tax and Net Realized Investment Gains and Losses	112.4	94.5	409.6	372.7	352.7
UDB Reserve Increase	8.1	—	8.1	—	—
Adjusted Operating Income	$120.5	$94.5	$417.7	$372.7	$352.7

Operating Ratios (% of Premium Income):
Benefit Ratios:
Individual Disability	34.4%	54.7%	47.2%	52.9%	51.8%
Voluntary Benefits	48.7%	44.6%	44.6%	44.3%	44.4%
Voluntary Benefits Excluding UDB Reserve Increase	44.8%		43.6%
Dental and Vision	64.6%	65.9%	69.6%	66.6%	—%
Other Expense Ratio	24.0%	24.5%	22.8%	23.7%	24.6%
Income Ratio	31.5%	27.7%	28.5%	27.9%	28.7%
Adjusted Operating Income Ratio	33.8%		29.0%

Persistency:
Individual Disability			91.0%	91.1%	90.3%
Voluntary Benefits			77.5%	76.9%	75.9%
Dental and Vision			85.4%	84.6%	—%

9. 3

Unum Group Financial Results for Unum UK Segment

	Three Months Ended		Year Ended
	12/31/2017	12/31/2016	12/31/2017	12/31/2016	12/31/2015
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	$88.7	$81.1	$340.3	$355.2	$397.4
Group Life	26.2	24.8	103.1	105.7	121.5
Supplemental	18.5	16.0	69.6	68.4	57.3
Total Premium Income	133.4	121.9	513.0	529.3	576.2
Net Investment Income	31.9	28.8	120.2	118.1	124.9
Other Income	0.1	—	0.7	0.2	—
Total	165.4	150.7	633.9	647.6	701.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	101.0	82.6	381.9	367.4	394.8
Commissions	8.5	11.0	35.5	38.9	41.8
Deferral of Acquisition Costs	(1.6)	(2.1)	(7.0)	(8.2)	(9.6)
Amortization of Deferred Acquisition Costs	2.3	2.3	9.1	9.7	11.3
Other Expenses	25.5	27.0	102.7	111.2	122.2
Total	135.7	120.8	522.2	519.0	560.5

Adjusted Operating Income	$29.7	$29.9	$111.7	$128.6	$140.6

Unum Group Financial Results for Unum UK Segment - Continued

	Three Months Ended		Year Ended
(in millions of pounds, except exchange rate)	12/31/2017	12/31/2016	12/31/2017	12/31/2016	12/31/2015
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	£66.9	£65.3	£264.0	£262.0	£259.9
Group Life	19.8	20.0	80.0	78.0	79.5
Supplemental	13.8	12.9	53.9	50.5	37.5
Total Premium Income	100.5	98.2	397.9	390.5	376.9
Net Investment Income	24.1	23.2	93.3	87.3	81.6
Other Income	—	—	0.5	0.1	—
Total	124.6	121.4	491.7	477.9	458.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	76.2	66.4	296.2	270.9	258.1
Commissions	6.5	8.9	27.6	28.9	27.4
Deferral of Acquisition Costs	(1.2)	(1.7)	(5.4)	(6.1)	(6.3)
Amortization of Deferred Acquisition Costs	1.7	1.9	7.0	7.2	7.4
Other Expenses	19.0	21.8	79.7	82.2	79.9
Total	102.2	97.3	405.1	383.1	366.5

Adjusted Operating Income	£22.4	£24.1	£86.6	£94.8	£92.0

Weighted Average Pound/Dollar Exchange Rate	1.326	1.241	1.290	1.357	1.528

Operating Ratios (% of Premium Income):
Benefit Ratio	75.8%	67.6%	74.4%	69.4%	68.5%
Other Expense Ratio	18.9%	22.2%	20.0%	21.0%	21.2%
Adjusted Operating Income Ratio	22.3%	24.5%	21.8%	24.3%	24.4%

Persistency:
Group Long-term Disability			87.4%	89.5%	89.2%
Group Life			84.1%	81.3%	80.0%
Supplemental			91.0%	89.9%	87.7%

10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Year Ended
	12/31/2017	12/31/2016	12/31/2017	12/31/2016	12/31/2015
Adjusted Operating Revenue
Premium Income
Accident, Sickness, and Disability	$222.7	$210.8	$884.2	$830.0	$789.0
Life	76.6	70.4	300.4	273.8	252.4
Cancer and Critical Illness	82.8	79.2	326.8	313.3	297.2
Total Premium Income	382.1	360.4	1,511.4	1,417.1	1,338.6
Net Investment Income	37.1	35.8	144.9	141.5	145.4
Other Income	0.3	0.2	1.1	1.2	0.1
Total	419.5	396.4	1,657.4	1,559.8	1,484.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	209.4	185.2	788.6	726.4	683.0
Commissions	87.7	80.3	344.5	313.6	293.5
Deferral of Acquisition Costs	(74.8)	(69.0)	(295.5)	(270.1)	(252.8)
Amortization of Deferred Acquisition Costs	56.0	52.3	224.4	208.1	198.7
Other Expenses	74.5	67.7	282.8	267.6	252.6
Total	352.8	316.5	1,344.8	1,245.6	1,175.0

Income Before Income Tax and Net Realized Investment Gains and Losses	66.7	79.9	312.6	314.2	309.1
UDB Reserve Increase	12.4	—	12.4	—	—
Adjusted Operating Income	$79.1	$79.9	$325.0	$314.2	$309.1

Operating Ratios (% of Premium Income):
Benefit Ratio	54.8%	51.4%	52.2%	51.3%	51.0%
Benefit Ratio Excluding UDB Reserve Increase	51.6%		51.4%
Other Expense Ratio	19.5%	18.8%	18.7%	18.9%	18.9%
Income Ratio	17.5%	22.2%	20.7%	22.2%	23.1%
Adjusted Operating Income Ratio	20.7%		21.5%

Persistency:
Accident, Sickness, and Disability			75.1%	75.6%	74.8%
Life			84.4%	85.0%	84.9%
Cancer and Critical Illness			82.7%	82.9%	81.2%

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Year Ended
	12/31/2017	12/31/2016	12/31/2017	12/31/2016	12/31/2015
Adjusted Operating Revenue
Premium Income
Individual Disability	$114.1	$127.9	$471.8	$521.9	$572.4
Long-term Care	162.3	161.9	648.7	643.9	633.5
All Other	2.0	1.9	8.7	4.6	1.7
Total Premium Income	278.4	291.7	1,129.2	1,170.4	1,207.6
Net Investment Income	341.5	343.6	1,354.0	1,352.2	1,320.0
Other Income	19.9	20.7	79.8	86.0	89.3
Total	639.8	656.0	2,563.0	2,608.6	2,616.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	545.1	556.5	2,191.8	2,223.7	2,228.3
Commissions	21.9	23.1	90.0	93.8	98.8
Interest and Debt Expense	1.6	1.8	6.7	6.9	6.6
Other Expenses	38.1	40.0	150.6	154.7	164.1
Total	606.7	621.4	2,439.1	2,479.1	2,497.8

Adjusted Operating Income	$33.1	$34.6	$123.9	$129.5	$119.1

Interest Adjusted Loss Ratios:
Individual Disability	81.2%	84.7%	82.4%	83.6%	82.8%
Long-term Care	93.1%	89.1%	91.1%	91.1%	87.6%

Operating Ratios (% of Premium Income):
Other Expense Ratio	13.7%	13.7%	13.3%	13.2%	13.6%
Adjusted Operating Income Ratio	11.9%	11.9%	11.0%	11.1%	9.9%

Persistency:
Individual Disability			89.6%	90.9%	90.9%
Long-term Care			95.9%	94.8%	95.7%

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Year Ended
	12/31/2017	12/31/2016	12/31/2017	12/31/2016	12/31/2015
Adjusted Operating Revenue
Net Investment Income	$7.2	$3.4	$21.4	$18.5	$25.6
Other Income	1.4	2.4	2.9	4.9	2.9
Total	8.6	5.8	24.3	23.4	28.5

Interest and Other Expenses*	41.8	47.5	191.7	186.4	165.2

Loss Before Income Tax and Net Investment Realized Gains and Losses	(33.2)	(41.7)	(167.4)	(163.0)	(136.7)
Loss from Guaranty Fund Assessment	—	—	20.6	—	—
Adjusted Operating Loss	$(33.2)	$(41.7)	$(146.8)	$(163.0)	$(136.7)

* We previously excluded the amortization of prior period actuarial gains or losses, a component of the net periodic benefit cost for our pension and other postretirement benefit plans, from the results of our Corporate segment. Effective January 1, 2017, the amortization of prior period actuarial gains or losses is now reported in our Corporate segment as a component of "interest and other expenses" in the above chart. Amounts for periods prior to January 1, 2017 have been adjusted to conform to current year reporting.

Unum Group Reserves

	December 31, 2017
	Gross						Total Reinsurance Ceded
	Policy Reserves		Claim Reserves					Total Net
		%	Incurred	IBNR	%	Total
Group Disability	$—	—%	$6,047.0	$624.2	28.7%	$6,671.2	$73.8	$6,597.4
Group Life and Accidental Death & Dismemberment	54.9	0.3	735.5	208.0	4.1	998.4	5.2	993.2
Individual Disability	533.4	2.8	1,318.0	137.6	6.3	1,989.0	207.5	1,781.5
Voluntary Benefits	1,566.7	8.3	46.7	61.0	0.5	1,674.4	27.3	1,647.1
Dental and Vision	—	—	0.7	11.3	0.1	12.0	0.3	11.7
Unum US Segment	2,155.0	11.4%	8,147.9	1,042.1	39.7%	11,345.0	314.1	11,030.9

Unum UK Segment	18.1	0.1	1,918.3	108.3	8.7	2,044.7	87.0	1,957.7

Colonial Life Segment	1,989.4	10.5	288.3	137.2	1.8	2,414.9	8.5	2,406.4

Individual Disability	418.5	2.2	9,407.4	219.1	41.5	10,045.0	1,619.8	8,425.2
Long-term Care	8,414.3	44.5	1,494.8	150.9	7.1	10,060.0	40.3	10,019.7
Other	5,894.8	31.3	187.3	120.4	1.2	6,202.5	5,090.6	1,111.9
Closed Block Segment	14,727.6	78.0	11,089.5	490.4	49.8	26,307.5	6,750.7	19,556.8

Subtotal	$18,890.1	100.0%	$21,444.0	$1,778.0	100.0%	42,112.1	7,160.3	34,951.8

Adjustment Related to Unrealized Investment Gains and Losses						5,094.7	375.8	4,718.9

Consolidated						$47,206.8	$7,536.1	$39,670.7

The adjustment related to unrealized investment gains and losses reflects the changes that would be necessary to policyholder liabilities if the unrealized investment gains and losses related to the corresponding available-for-sale securities had been realized. Changes in this adjustment are primarily due to movements in the U.S. Treasury rates and credit spreads.

Unum Group Reserves

	December 31, 2016
	Gross						Total Reinsurance Ceded
	Policy Reserves		Claim Reserves					Total Net
		%	Incurred	IBNR	%	Total
Group Disability	$—	—%	$6,201.0	$608.6	29.3%	$6,809.6	$74.3	$6,735.3
Group Life and Accidental Death & Dismemberment	65.4	0.3	704.8	192.6	3.9	962.8	4.1	958.7
Individual Disability	544.6	3.0	1,298.5	130.6	6.1	1,973.7	201.0	1,772.7
Voluntary Benefits	1,492.7	8.2	45.5	50.6	0.4	1,588.8	27.7	1,561.1
Dental and Vision	—	—	3.9	8.1	0.1	12.0	0.2	11.8
Unum US Segment	2,102.7	11.5	8,253.7	990.5	39.8	11,346.9	307.3	11,039.6

Unum UK Segment	18.2	0.1	1,714.2	113.3	7.9	1,845.7	81.8	1,763.9

Colonial Life Segment	1,871.0	10.3	277.8	132.0	1.8	2,280.8	7.9	2,272.9

Individual Disability	513.6	2.8	9,696.4	251.6	42.8	10,461.6	1,601.2	8,860.4
Long-term Care	7,898.4	43.3	1,360.4	136.6	6.4	9,395.4	41.8	9,353.6
Other	5,848.3	32.0	189.8	132.1	1.3	6,170.2	5,030.6	1,139.6
Closed Block Segment	14,260.3	78.1	11,246.6	520.3	50.5	26,027.2	6,673.6	19,353.6

Subtotal	$18,252.2	100.0%	$21,492.3	$1,756.1	100.0%	41,500.6	7,070.6	34,430.0

Adjustment Related to Unrealized Investment Gains and Losses						4,253.2	321.3	3,931.9

Consolidated						$45,753.8	$7,391.9	$38,361.9

14. 1

Unum Group Investments

	12/31/2017			12/31/2017	12/31/2016
Fixed Maturity Securities (Fair Value)			Selected Statistics
Public	$29,883.3	65.7%	Earned Book Yield	5.23%	5.30%
Asset-Backed Securities	83.8	0.2	Average Duration (in years)	7.70	7.59
Residential Mortgage-Backed Securities (1)	1,763.1	3.9
Commercial Mortgage-Backed Securities	126.7	0.3
Private Placements	5,523.0	12.1
High Yield	3,352.6	7.4
Government Securities	2,346.4	5.2
Municipal Securities (2)	2,336.9	5.1
Redeemable Preferred Stocks	42.0	0.1
Total	$45,457.8	100.0%

	Amortized Cost	Fair Value
Quality Ratings of Fixed Maturity Securities			Schedule BA and Non-Current
Aaa	8.2%	7.9%	Total Non-Current Investments	$32.9	$41.9
Aa	7.2	7.8	Total Schedule BA Assets	$535.4	$510.3
A	28.2	29.4
Baa	48.3	47.6
Below Baa	8.1	7.3
Total	100.0%	100.0%

(1) Includes $10.2 million of high yield mortgage-backed securities.
(2) Includes $1.5 million of high yield taxable municipal securities.

Unum Group Investments at December 31, 2017

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)
Classification	Fair Value	Net Unrealized Gain	Fair Value of Fixed Maturity Securities with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value of Fixed Maturity Securities with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,851.3	$298.2	$198.2	$3.5	$2,653.1	$301.7
Capital Goods	4,274.8	518.0	268.9	6.0	4,005.9	524.0
Communications	3,056.7	433.0	246.5	17.4	2,810.2	450.4
Consumer Cyclical	1,392.8	149.3	43.9	0.5	1,348.9	149.8
Consumer Non-Cyclical	6,893.3	763.0	690.0	39.1	6,203.3	802.1
Energy	5,055.5	650.4	293.8	27.5	4,761.7	677.9
Financial Institutions	3,428.2	340.1	132.7	1.8	3,295.5	341.9
Mortgage/Asset-Backed	1,973.6	100.4	397.2	4.7	1,576.4	105.1
Sovereigns	863.9	190.9	13.2	0.4	850.7	191.3
Technology	1,597.2	107.4	109.4	1.9	1,487.8	109.3
Transportation	2,014.6	277.3	156.9	2.1	1,857.7	279.4
U.S. Government Agencies and Municipalities	3,819.4	565.5	284.7	6.0	3,534.7	571.5
Public Utilities	8,236.5	1,283.8	346.7	12.6	7,889.8	1,296.4
Total	$45,457.8	$5,677.3	$3,182.1	$123.5	$42,275.7	$5,800.8

Gross Unrealized Loss on Fixed Maturity Securities By Length of Time in Unrealized Loss Position
	Investment-Grade			Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss		Fair Value	Gross Unrealized Loss
Less than 91 days	$726.9	$22.0		$319.9	$4.7
91 through 180 days	846.8	9.5		66.4	1.5
181 through 270 days	—	—		19.6	0.4
271 days to 1 year	55.7	1.2		2.3	0.7
Greater than 1 year	837.4	33.8		307.1	49.7
Total	$2,466.8	$66.5		$715.3	$57.0

15. 1

Appendix to Statistical Supplement

2017 Significant Items

•
Fourth quarter of 2017 unclaimed death benefit reserve increase of $18.5 million for Unum US group life, $8.1 million for Unum US voluntary life and $12.4 million for Colonial Life voluntary life, for a total reserve increase of $39.0 million before tax and $25.4 million after tax.

•
Fourth quarter of 2017 net tax benefit of $31.5 million resulting from H.R.1, An Act to Provide Reconciliation Pursuant to Titles II and V of the Concurrent Resolution on the Budget for Fiscal Year 2018, more commonly known as the Tax Cuts and Jobs Act (TCJA) enacted on December 22, 2017. This is comprised of a tax benefit of $97.9 million related to the revaluation of our net deferred tax liabilities associated with our U.S. operations to the newly enacted U.S. corporate tax rate and a tax expense of $66.4 million resulting from the tax on undistributed and previously untaxed foreign earnings and profits.

•
Fourth quarter of 2017 results for the Unum US individual disability product line reflects a reserve release of $19.5 million before tax and $12.7 million after tax, resulting from our annual review of reserve adequacy which reflects the recognition of updated morbidity assumptions in our disabled life reserves.

•	First quarter of 2017 loss from a guaranty fund assessment of $20.6 million before tax and $13.4 million after tax.

2016 Significant Item

•
In August 2016, we acquired 100 percent of the shares and voting interests in H&J Capital, L.L.C., parent of Starmount Life Insurance Company and AlwaysCare Benefits (which collectively we refer to as Starmount) for a total cash purchase price of $140.3 million, plus contingent cash consideration of $10.0 million. Starmount Life Insurance Company is an independent provider of dental and vision insurance in the U.S. workplace, and AlwaysCare Benefits is a nationally licensed, third-party administrator. Starmount's dental and vision products and new dental and vision products marketed by Unum US are reported in our Unum US segment within our supplemental and voluntary product lines. Colonial Life dental and vision products will be introduced in 2018. This acquisition, the results of which are included in our consolidated financial statements for the period subsequent to the date of acquisition, did not have a material impact on revenue, operating results, or sales during 2016.

2015 Significant Item

•
In September 2015, we acquired 100 percent of the common shares and voting interests in National Dental Plan Limited and associated companies (National Dental) for a total cash purchase price of £35.9 million or $54.3 million. National Dental, a provider of dental insurance in the U.K. workplace, is reported in our Unum UK segment as part of our supplemental product line. This acquisition, the results of which are included in our consolidated financial statements for the period subsequent to the date of acquisition, did not have a material impact on revenue or results of operations during 2015.

Appendix to Statistical Supplement - Continued

Non-GAAP Financial Measures

We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•	Consolidated adjusted operating revenue, which excludes realized investment gains or losses;

•	After-tax adjusted operating income or loss, which excludes realized investment gains or losses, and certain other items, as applicable;

•
Adjusted operating return on equity, which is calculated using after-tax adjusted operating income or loss and excludes from equity the unrealized gain or loss on securities and net gain on cash flow hedges;

•	Leverage ratio, which excludes the unrealized gain or loss on securities and net gain on cash flow hedges, and the non-recourse debt and associated capital of Northwind Holdings, LLC;

•	Book value per common share, which is calculated excluding accumulated other comprehensive income (AOCI); and

•	Benefit ratio for our Unum US individual disability product, adjusted for the reserve release in the fourth quarter of 2017.

Realized investment gains or losses and unrealized gains or losses on securities and net gains on cash flow hedges depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures. We also exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace the comparable GAAP measures in the determination of overall profitability.

Information reconciling the Company’s outlook on after-tax adjusted operating income growth per share to the comparable GAAP financial measure is not provided. The only amounts excluded from after-tax adjusted operating income are those described in this Appendix to Statistical Supplement. The Company is unable to predict with reasonable certainty realized investment gains and losses, which are affected by overall market conditions and also by factors such as an economic or political change in the country of the issuer, a regulatory change pertaining to the issuer’s industry, a significant improvement or deterioration in the cash flows of the issuer, unforeseen accounting irregularities or fraud committed by an issuer, movement in credit spreads, ratings upgrades or downgrades, a change in the issuer’s marketplace or business prospects, or any other event that significantly affects the issuers of the fixed maturity securities which the Company holds in its investment portfolio. For a reconciliation of the most directly comparable GAAP measures to these non-GAAP financial measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 16.2, other than book value per common share, which is presented on page 2.

16. 1

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended
	December 31	September 30	June 30	March 31	December 31	September 30	June 30	March 31	December 31
	2017				2016				2015
Total Revenue	$2,839.2	$2,819.1	$2,822.0	$2,806.5	$2,796.5	$2,763.3	$2,761.3	$2,725.4	$2,722.4
Excluding:
Net Realized Investment Gain (Loss)	11.4	9.8	8.1	11.0	28.4	11.0	5.3	(20.5)	(2.7)
Adjusted Operating Revenue	$2,827.8	$2,809.3	$2,813.9	$2,795.5	$2,768.1	$2,752.3	$2,756.0	$2,745.9	$2,725.1

16. 2

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity(1)	Adjusted Operating Return on Equity

Year Ended December 31, 2017
Unum US	$656.2	$4,130.2	15.9%
Unum UK	92.1	607.3	15.2%
Colonial Life	211.2	1,308.1	16.2%
Core Operating Segments	959.5	6,045.6	15.9%
Closed Block	86.4	3,290.1
Corporate	(69.7)	(893.3)
Total	$976.2	$8,442.4	11.6%

Year Ended December 31, 2016
Unum US	$598.3	$3,992.2	15.0%
Unum UK	113.8	610.6	18.6%
Colonial Life	204.9	1,173.9	17.4%
Core Operating Segments	917.0	5,776.7	15.9%
Closed Block	87.0	3,055.1
Corporate	(88.4)	(691.0)
Total	$915.6	$8,140.8	11.2%

Year Ended December 31, 2015
Unum US	$557.5	$4,197.8	13.3%
Unum UK	116.9	650.6	18.0%
Colonial Life	201.1	1,209.4	16.6%
Core Operating Segments	875.5	6,057.8	14.5%
Closed Block	79.0	2,989.2
Corporate	(61.3)	(1,085.9)
Total	$893.2	$7,961.1	11.2%

(1) Excludes unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented on page 16.4.

16. 3

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity(1)	Annualized Adjusted Operating Return on Equity

Three Months Ended December 31, 2017
Unum US	$170.8	$4,076.6	16.8%
Unum UK	24.6	636.9	15.5%
Colonial Life	50.9	1,322.8	15.4%
Core Operating Segments	246.3	6,036.3	16.3%
Closed Block	23.4	3,352.5
Corporate	(16.1)	(746.1)
Total	$253.6	$8,642.7	11.7%

Three Months Ended December 31, 2016
Unum US	$157.6	$4,088.4	15.4%
Unum UK	22.2	585.6	15.1%
Colonial Life	52.2	1,217.7	17.1%
Core Operating Segments	232.0	5,891.7	15.7%
Closed Block	23.1	3,146.9
Corporate	(25.4)	(827.2)
Total	$229.7	$8,211.4	11.2%

(1)Excludes unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented below.

Average allocated equity is computed as follows:

	12/31/2017	9/30/2017	12/31/2016	9/30/2016	12/31/2015	12/31/2014
Total Stockholders' Equity	$9,574.9	$9,448.6	$8,968.0	$9,361.2	$8,663.9	$8,521.9
Excluding:
Net Unrealized Gain on Securities	607.8	557.4	440.6	803.2	204.3	290.3
Net Gain on Cash Flow Hedges	282.3	290.7	327.5	335.2	378.0	391.0
Total Adjusted Stockholders' Equity	$8,684.8	$8,600.5	$8,199.9	$8,222.8	$8,081.6	$7,840.6

	Twelve Months Ended	Three Months Ended	Twelve Months Ended	Three Months Ended	Twelve Months Ended
	12/31/2017		12/31/2016		12/31/2015
Average Stockholders' Equity Excluding Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	$8,442.4	$8,642.7	$8,140.8	$8,211.4	$7,961.1

16. 4

Reconciliation of Non-GAAP Financial Measures - Continued

			Three Months Ended December 31
			2017		2016
			(in millions)	per share*	(in millions)	per share*
Net Income			$266.9	$1.19	$248.0	$1.07
Excluding:
Net Realized Investment Gain (net of tax expense of $4.2; $10.1)			7.2	0.03	18.3	0.08
Unclaimed Death Benefits Reserve Increase (net of tax benefit of $13.6; $-)			(25.4)	(0.11)	—	—
Net Tax Benefit from Impacts of TCJA			31.5	0.14	—	—
After-tax Adjusted Operating Income			253.6	1.13	229.7	0.99
Excluding:
Unum US Individual Disability Reserve Release (net of tax expense of $6.8; $-)			12.7	0.06	—	—
After-tax Adjusted Operating Income, Excluding Unum US Individual Disability Reserve Release			$240.9	$1.07	$229.7	$0.99

	Year Ended December 31
	2017		2016		2015
	(in millions)	per share *	(in millions)	per share *	(in millions)	per share *
Net Income	$994.2	$4.37	$931.4	$3.95	$867.1	$3.50
Excluding:
Net Realized Investment Gain (Loss) (net of tax expense (benefit) of $15.0; $8.4; $(17.7))	25.3	0.11	15.8	0.07	(26.1)	(0.11)
Loss from Guaranty Fund Assessment (net of tax benefit of $7.2; $-; $-)	(13.4)	(0.06)	—	—	—	—
Unclaimed Death Benefits Reserve Increase (net of tax benefit of $13.6; $-; $-)	(25.4)	(0.11)	—	—	—	—
Net Tax Benefit from Impacts of TCJA	31.5	0.14	—	—	—	—
After-tax Adjusted Operating Income	976.2	4.29	915.6	3.88	893.2	3.61
Excluding:
Unum US Individual Disability Reserve Release (net of tax expense of $6.8; $-; $-)	12.7	0.05	—	—	—	—
After-tax Adjusted Operating Income, Excluding Unum US Individual Disability Reserve Release	$963.5	$4.24	$915.6	$3.88	$893.2	$3.61

*Assuming Dilution.

16. 5

Reconciliation of Non-GAAP Financial Measures - Continued

	December 31
	2017	2016	2015
Debt	$2,938.3	$2,999.4	$2,801.4
Excluding:
Non-recourse Debt	196.0	255.0	324.0
Adjusted Debt	$2,742.3	$2,744.4	$2,477.4

Total Stockholders' Equity	$9,574.9	$8,968.0	$8,663.9
Excluding:
Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	890.1	768.1	582.3
Northwind Capital	912.2	862.6	844.6
Equity, As Adjusted	7,772.6	7,337.3	7,237.0
Debt, As Adjusted	2,742.3	2,744.4	2,477.4
Total Adjusted Capital	$10,514.9	$10,081.7	$9,714.4

Leverage Ratio	26.1%	27.2%	25.5%

	Unum US
	Individual Disability
		Benefit Ratio
Three Months Ended December 31, 2017
Premium Income	$102.1
Benefits and Change in Reserves for Future Benefits	35.1	34.4%
Reserve Release	19.5
Benefits and Change in Reserves for Future Benefits, Excluding Reserve Release	54.6	53.5%

16. 6